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                                                                    EXHIBIT 10.4


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                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                                     Seller

                                       AND

                            CDC MORTGAGE CAPITAL INC.
                                      Buyer

                                 AMENDMENT NO. 1
                            Dated as of July 26, 2002

                                       TO

                AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
                            Dated as of May 10, 2002


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     AMENDMENT NO. 1 (this "Amendment"), dated as July 26, 2002, by and among
New Century Mortgage Corporation ("NCMC"), NC Capital Corporation ("NCCC" and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc. ("Buyer"), to the Amended and Restated Master Repurchase Agreement dated as of May 10, 2002 by and among Seller and Buyer (the "Agreement").

     All capitalized terms not otherwise defined herein are defined in the Agreement.

                                    RECITALS

     WHEREAS, Seller and Buyer have entered into Agreement;

     WHEREAS the Seller has requested the Buyer to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

     NOW, THEREFORE, the parties hereby agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyers and Seller agree as follows: SECTION 1. Amendment. Section 11 of the Agreement is hereby amended by deleting clause (v) thereof and substituting in lieu thereof a new clause (v) to read in its entirety as follows:

     "(n) Restricted Payments. Guarantor, NCCC and NCMC will not make any Restricted Payments, other than (a) dividends paid by Guarantor on its Common Stock not to exceed $0.20 per share in any calendar year, and (b) repurchases by Guarantor of up to 1,000,000 shares of its Common Stock on the open market or in negotiated transactions; provided, that in each case both before and after giving effect to such dividends or repurchases, Guarantor, NCCC and NCMC are in compliance with the covenants set forth in Section 11 of this Agreement and no Event of Default or Default has occurred and is continuing." SECTION 2. Ratification of Agreement.

     As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

     SECTION 3. Representations and Warranties. To induce the Seller to enter into this Amendment, the Seller hereby represents and warrants to the Seller that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

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     Seller further represents and warrants that Seller has received from its other lenders, where applicable, amendments, consents and/or waivers substantially similar to those set forth in this Amendment. SECTION 4. No Other Amendments. Except as expressly amended hereby, the Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     SECTION 5. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by Seller in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Seller.

     SECTION 6. GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 7. Counterparts.

     This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGE CAPITAL INC.,               NEW CENTURY MORTGAGE CORPORATION,
as Buyer under the Agreement             as Seller under the Agreement


By:  /s/Anthony Malanga                  By: /s/ Kevin Cloyd
     -------------------------------         ----------------------------------
     Name:                               Name:
     Title: Managing Director            Title:  Senior Vice President

By:  /s/ William Branagh                 NC CAPITAL CORPORATION,
     ------------------------------      as Seller under the Agreement
     Name:
     Title: Director                     By:/s/ Kevin Cloyd
                                            -----------------------------------
                                         Name:
                                         Title:  President

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     The undersigned guarantor hereby consents and agrees to the foregoing
Amendment:

                                        NEW CENTURY FINANCIAL CORPORATION

                                        By: /s/ Patrick Flanagan
                                            ---------------------------------
                                            Name:
                                            Title:  Executive Vice President

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